UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-21              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Ocwen Federal Bank FSB, as servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On September 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR25
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  October 25, 2002           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                Statement to Certificate Holders
                                      September 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       164,503,000.00  164,503,000.00   11,623,945.21     585,877.09  12,209,822.30     0.00         0.00      152,879,054.79
IA2        91,630,000.00   91,630,000.00    6,474,666.72     353,599.98   6,828,266.70     0.00         0.00       85,155,333.28
IIA1      197,668,000.00  197,668,000.00    3,842,810.45     857,599.57   4,700,410.02     0.00         0.00      193,825,189.55
IIIA1     209,412,000.00  209,412,000.00    4,478,796.56     339,451.62   4,818,248.18     0.00         0.00      204,933,203.44
AR                100.00          100.00          100.00           0.43         100.43     0.00         0.00                0.00
IIIM1       5,454,000.00    5,454,000.00            0.00      11,295.10      11,295.10     0.00         0.00        5,454,000.00
IIIM2       3,272,225.00    3,272,225.00            0.00       8,740.03       8,740.03     0.00         0.00        3,272,225.00
CB1        10,509,000.00   10,509,000.00        8,394.31      51,759.13      60,153.44     0.00         0.00       10,500,605.69
CB2         5,015,000.00    5,015,000.00        4,005.85      24,699.98      28,705.83     0.00         0.00        5,010,994.15
CB3         3,583,000.00    3,583,000.00        2,862.01      17,647.06      20,509.07     0.00         0.00        3,580,137.99
CB4         1,911,000.00    1,911,000.00        1,526.46       9,412.10      10,938.56     0.00         0.00        1,909,473.54
CB5         1,433,000.00    1,433,000.00        1,144.64       7,057.84       8,202.48     0.00         0.00        1,431,855.36
CB6         1,433,430.00    1,433,430.00        1,144.99       7,059.96       8,204.95     0.00         0.00        1,432,285.01
TOTALS    695,823,755.00  695,823,755.00   26,439,397.20   2,274,199.89  28,713,597.09     0.00         0.00      669,384,357.80

IX        256,133,000.00  256,133,000.00            0.00     273,269.46     273,269.46     0.00         0.00      238,034,388.06
IIX       197,668,100.00  197,668,100.00            0.00     164,723.42     164,723.42     0.00         0.00      193,825,189.55
IIIX                0.00            0.00            0.00           0.00           0.00     0.00         0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NEE5  1,000.00000000     70.66099226     3.56149791      74.22249017          929.33900774      IA1       4.273798 %
IA2     22541NEF2  1,000.00000000     70.66099225     3.85899793      74.51999018          929.33900775      IA2       4.630798 %
IIA1    22541NEG0  1,000.00000000     19.44073118     4.33858576      23.77931694          980.55926882      IIA1      5.206303 %
IIIA1   22541NEH8  1,000.00000000     21.38748763     1.62097502      23.00846265          978.61251237      IIIA1     2.161300 %
AR      22541NER6  1,000.00000000  1,000.00000000     4.30000000   1,004.30000000            0.00000000      AR        5.206303 %
IIIM1   22541NEL9  1,000.00000000      0.00000000     2.07097543       2.07097543        1,000.00000000      IIIM1     2.761300 %
IIIM2   22541NEM7  1,000.00000000      0.00000000     2.67097464       2.67097464        1,000.00000000      IIIM2     3.561300 %
CB1     22541NEN5  1,000.00000000      0.79877343     4.92521934       5.72399277          999.20122657      CB1       5.910264 %
CB2     22541NEP0  1,000.00000000      0.79877368     4.92522034       5.72399402          999.20122632      CB2       5.910264 %
CB3     22541NEQ8  1,000.00000000      0.79877477     4.92521909       5.72399386          999.20122523      CB3       5.910264 %
CB4     22541NFZ7  1,000.00000000      0.79877551     4.92522240       5.72399791          999.20122449      CB4       5.910264 %
CB5     22541NGA1  1,000.00000000      0.79877181     4.92521982       5.72399163          999.20122819      CB5       5.910264 %
CB6     22541NGB9  1,000.00000000      0.79877636     4.92522132       5.72399768          999.20122364      CB6       5.910264 %
TOTALS             1,000.00000000     37.99726153     3.26835621      41.26561774          962.00273847

IX      22541NEJ4  1,000.00000000      0.00000000     1.06690454       1.06690454          929.33900770      IX        1.280285 %
IIX     22541NEK1  1,000.00000000      0.00000000     0.83333335       0.83333335          980.55877276      IIX       1.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                               September 25, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            544,397.81
                                Group 1                                                                         263,776.32
                                Group 2                                                                         117,786.34
                                Group 3                                                                         162,835.15

                                Principal Prepayments (Total)                                                24,840,885.72
                                Group 1                                                                      17,848,024.50
                                Group 2                                                                       3,731,013.48
                                Group 3                                                                       3,338,191.71

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00



                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            September 25, 2002



Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,947
                                Group 1                                                                                 582
                                Group 2                                                                                 577
                                Group 3                                                                                 788

                                Beginning Aggregate Loan Balances (Total)                                    695,823,755.72
                                Group 1                                                                      269,613,755.56
                                Group 2                                                                      208,071,774.84
                                Group 3                                                                      218,138,225.32

                                Ending Number of Loans Outstanding (Total)                                            1,890
                                Group 1                                                                                 545
                                Group 2                                                                                 567
                                Group 3                                                                                 778

                                Ending Aggregate Loan Balances (Total)                                       670,362,128.22
                                Group 1                                                                      251,501,954.74
                                Group 2                                                                      204,222,975.02
                                Group 3                                                                      214,637,198.46

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      7,654.32
                                Group 1                                                                            2,403.84
                                Group 2                                                                            4,341.57
                                Group 3                                                                              908.91

                                Servicing Fees (Total, including PMI and TGIC Fees))                             210,435.33
                                Group 1                                                                           83,857.44
                                Group 2                                                                           64,855.75
                                Group 3                                                                           61,722.14


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            September 25, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 1                 306,314.14            0.12 %
                                2 Month                 2                 806,926.76            0.32 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   3               1,113,240.90            0.44 %

                                Group 2
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 1               332,171.83              0.16 %
                                2 Month                 0                     0.00              0.00 %
                                3 Month                 0                     0.00              0.00 %
                                Total                   1               332,171.83              0.16 %

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 3               1,181,109.09            0.55 %
                                2 Month                 2                 514,437.77            0.24 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   5               1,695,546.86            0.79 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 5               1,819,595.06            0.27 %
                                2 Month                 4               1,321,364.53            0.20 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   9               3,140,959.59            0.47 %

                                * Delinquent Bankruptcies are included in the table above.

                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            September 25, 2002


                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling Three Month Delinquency Rate


                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %





                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            September 25, 2002


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        356
                                Group 1                                                                         355
                                Group 2                                                                         356
                                Group 3                                                                         355

Section 4.04(a)(xiv)            Number of claims submitted under the TGIC PMI Policy                            0.00
                                Total amount of claims submitted under the TGIC PMI Policy                      0.00
                                Number of claims paid under the TGIC PMI Policy                                 0.00
                                Total amount of claims paid under the TGIC PMI Policy                           0.00

Group 3 Trigger Event           Trigger Event Occurrence
                                (Is Rolling Three Month Delinquency Rate > 50.00% of Sr.Enhancement%?)
                                Sr.Enhancement%?)                                                                 NO
                                Rolling Three Month Delinquency Rate                                       0.23968 %
                                Sr.Enhancement Percentage x 50.00%                                         1.80501 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                   1,090,691.13
                                Ending Overcollateralization Amount                                       977,770.02
                                Ending Overcollateralization Deficiency                                   112,921.11
                                Group 1 Monthly Excess Interest                                             4,493.56
                                Group 2 Monthly Excess Interest                                             3,467.86
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   977,769.70
                                Payment to Class IV-X                                                           0.00



                                     -11-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

